SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

        Date  of  Report  (Date  of earliest event reported) December 24, 1997


                             TRICO MARINE SERVICES, INC.
               (Exact name of registrant as specified in its charter)


      Delaware                         0-28316                 72-1252405
     (State or other jurisdiction (Commission File Number)   (IRS Employer
          of incorporation)                                Identification No.)


                  250 North American Court, Houma, Louisiana     70363
                  (Address of principal executive offices)     (Zip Code)



                                   (504) 851-3833
                (Registrant's telephone number, including area code)


                                         N/A
         (Former name or former  address,  if  changed  since last report.)

          Item 5.    Other Events

               On December 24, 1997, Trico Marine Services, Inc. (the "Company") completed the private placement of $70,000,000 of the Company's 8 1/2% Senior Notes due 2005, Series E (the "Notes"). The Notes are jointly and severally guaranteed by the Company's principal operating subsidiaries. The Company received net proceeds from the sale of the Notes of approximately $68.8 million. The Company to used the net proceeds from the offering to repay a portion of the outstanding indebtedness under the Company's revolving credit facility.

               The Notes  have not been registered under the Securities Act of 1933 and may not  be  offered  or  sold  in  the United States
          absent   registration   or  an  applicable  exemption  from   the
          registration requirements  thereunder.   The holders of the Notes
          are entitled to certain registration rights, pursuant to a registration rights agreement which provides that the Company will (a) within 60 days, file a registration statement with the
          Securities   and  Exchange  Commission  (the  "Commission")  with
          respect to an offer to exchange (the "Exchange Offer") the Notes for the Company's 8 1/2% Senior Notes due 2005, Series F, which will have terms identical in all material respects to the Notes, and (b) use its best efforts to cause the registration statement to
          be   declared   effective   within  120  days.    Under   certain
          circumstances, the Company will file with the Commission a shelf registration statement to cover resales of the 8 1/2% Senior Notes due 2005, Series F, by holders thereof.

          Item 7.Financial Statements and Exhibits.

               (a)  Not applicable.

               (b)  Exhibits

                     4.1 Indenture  dated  December  24,  1997,  among  the
                         Company, Trico Marine Operators, Inc., Trico Marine Assets, Inc. and Texas Commerce Bank National Association, as Trustee.

                     4.2 Form of Note and Subsidiary Guarantee

                    10.1 Registration  Rights  Agreement dated December 24,
                         1997 among the Company, Trico Marine Operators, Inc., Trico Marine Assets, Inc. and Jefferies & Company, Inc., Bear, Stearns & Co. Inc. and Schroder & Co. Inc.


                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRICO MARINE SERVICES, INC.


                                        By:     /s/ Victor M. Perez
                                                    Victor M. Perez
                                        Vice President, Chief Financial Officer
                                                     and Treasurer
          Dated: January 13, 1998

                                    EXHIBIT INDEX


                                                                  Sequentially
          Exhibit No.    Description                              Numbered
                                                                  Pages

           4.1 Indenture dated December 24, 1997 among the Company, Trico Marine Operators, Inc., Trico Marine Assets, Inc. and Texas Commerce Bank National Association, as Trustee.

           4.2           Form of Note and Subsidiary Guarantee

          10.1 Registration Rights Agreement dated December 24, 1997 among the Company, Trico Marine Operators, Inc., Trico Marine Assets, Inc. and Jefferies & Company, Inc., Bear Stearns & Co. Inc. and Schroder & Co. Inc.